MERRILL LYNCH
U.S. TREASURY
MONEY FUND







FUND LOGO







Annual Report

November 30, 1995



Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr.,
  Executive Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Linda B. Costanzo, Vice President
John Ng, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011




DEAR SHAREHOLDER


For the year ended November 30, 1995, Merrill Lynch U.S. Treasury
Money Fund paid shareholders a net annualized dividend of 4.99%.*
The Fund's 7-day yield as of November 30, 1995 was 4.71%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 1995 was 66 days, compared to 69 days as of May 31, 1995.

The Environment
The pace of US economic activity apparently changed during the six months ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion was not sustained.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued.

It appears that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy (as it did at its December 19, 1995 meeting), but also that the Clinton Administration and Congress will reach an agreement in their current

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

Throughout the six months ended November 30, 1995, yields on short-term Treasury issues fell dramatically as lack of Treasury issuance in the front end, coupled with strong demand by foreign investors, kept that sector of the yield curve well bid. Additionally, this demand for yield flattened and eventually inverted the yield curve out to the one-year sector.

In Conclusion
We appreciate your interest in Merrill Lynch U.S. Treasury Money
Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(John Ng)
John Ng
Vice President and Portfolio Manager



January 2, 1996




SCHEDULE OF INVESTMENTS                                                               (in Thousands)
                                            Face          Interest         Maturity         Value
Issue                                      Amount           Rate             Date         (Note 1a)
US Government Obligations--100.9%

US Treasury Bills*                        $   80           5.32 %         12/07/95         $    80
                                             716           5.365          12/21/95             714
                                             294           5.38           12/21/95             293
                                           4,414           5.40           12/21/95           4,400
                                           4,982           5.60           12/21/95           4,966
                                             596           5.61           12/21/95             594
                                             367           5.23            1/04/96             365
                                           1,650           5.27            1/04/96           1,642
                                           5,000           5.26            1/11/96           4,969
                                           1,764           5.29            1/11/96           1,753
                                             318           5.31            1/11/96             316
                                           6,008           5.315           1/11/96           5,971
                                             603           5.385           1/11/96             599
                                             143           5.41            1/18/96             142
                                           5,000           5.405           1/25/96           4,959
                                           3,204           5.42            2/01/96           3,174
                                             376           5.26            2/08/96             372
                                           3,339           5.315           2/08/96           3,304
                                             139           5.34            2/08/96             138
                                              87           5.355           2/08/96              86
                                             105           5.36            2/08/96             104
                                             413           5.385           2/08/96             409
                                           5,000           5.325           2/15/96           4,943
                                           2,000           5.36            2/15/96           1,977
                                             393           5.32            3/07/96             387
                                           2,199           5.335           3/07/96           2,167
                                           2,000           5.42            7/25/96           1,931

US Treasury Notes                          1,400           4.625           2/29/96           1,397
                                           2,650           9.375           4/15/96           2,686
                                           2,000           5.875           5/31/96           2,003

Total US Government Obligations (Cost--$56,835)                                             56,841

Total Investments (Cost--$56,835)--100.9%                                                   56,841

Liabilities in Excess of Other Assets--(0.9%)                                                 (523)
                                                                                           -------
Net Assets--100.0%                                                                         $56,318
                                                                                           =======

*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of November 30, 1995
Assets:             Investments, at value (identified cost--$56,835,418*)(Note 1a)                         $  56,841,364
                    Cash                                                                                           5,195
                    Interest receivable                                                                           47,412
                    Deferred organization expenses (Note 1d)                                                       4,176
                    Prepaid registration fees and other assets (Note 1d)                                          32,185
                                                                                                           -------------
                    Total assets                                                                              56,930,332
                                                                                                           -------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                        $     537,723
                      Distributor (Note 2)                                                       12,341
                      Investment adviser (Note 2)                                                 7,163          557,227
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        54,712
                                                                                                           -------------
                    Total liabilities                                                                            611,939
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  56,318,393
                                                                                                           =============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                      $   5,631,245
                    Paid-in capital in excess of par                                                          50,681,202
                    Unrealized appreciation on investments--net                                                    5,946
                                                                                                           -------------
                    Net assets--Equivalent to $1.00 per share based on 56,312,447 shares
                    of beneficial interest outstanding                                                     $  56,318,393
                                                                                                           =============


                   *Cost for Federal income tax purposes. As of November 30, 1995, net unrealized appreciation for Federal income tax purposes amounted to
                    $5,946, of which $6,870 related to appreciated securities and $924 related to depreciated securities.

Statement of Operations
                                                                                    For the Year Ended November 30, 1995
Investment Income   Interest and amortization of premium and discount earned                               $   3,466,655
(Note 1c):                                                                                                 -------------

Expenses:           Investment advisory fees (Note 2)                                     $     305,869
                    Professional fees                                                            77,728
                    Distribution fees (Note 2)                                                   73,258
                    Trustees' fees and expenses                                                  58,340
                    Registration fees (Note 1d)                                                  57,680
                    Printing and shareholder reports                                             42,696
                    Accounting services (Note 2)                                                 38,315
                    Transfer agent fees (Note 2)                                                 38,247
                    Amortization of organization expenses (Note 1d)                              11,208
                    Custodian fees                                                                8,921
                    Other                                                                         6,804
                                                                                          -------------
                    Total expenses before reimbursement                                         719,066
                    Reimbursement of expenses (Note 2)                                         (214,109)
                                                                                          -------------
                    Total expenses after reimbursement                                                           504,957
                                                                                                           -------------
                    Investment incomes--net                                                                    2,961,698
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                             27,069
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                            29,282
(Loss) on                                                                                                  -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   3,018,049
(Note 1c):                                                                                                 =============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                          For the Year Ended November 30,
Increase (Decrease) in Net Assets:                                                             1995            1994
Operations:         Investment income--net                                                $   2,961,698    $   2,116,526
                    Realized gain on investments--net                                            27,069           13,396
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                             29,282          (23,496)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      3,018,049        2,106,426
                                                                                          -------------    -------------

Dividends &         Investment income--net                                                   (2,961,698)      (2,116,526)
Distributions to    Realized gain on investments--net                                           (27,069)         (13,396)
Shareholders                                                                              -------------    -------------
(Note 1e):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,988,767)      (2,129,922)
                                                                                          -------------    -------------

Beneficial          Net proceeds from sale of shares                                        162,573,091      188,819,746
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends and distributions (Note 1e)                     2,976,127        2,122,334
(Note 3):                                                                                 -------------    -------------
                                                                                            165,549,218      190,942,080
                    Cost of shares redeemed                                                (166,444,550)    (204,278,073)
                                                                                          -------------    -------------
                    Net decrease in net assets derived from beneficial interest
                    transactions                                                               (895,332)     (13,335,993)
                                                                                          -------------    -------------

Net Assets:         Total decrease in net assets                                               (866,050)     (13,359,489)
                    Beginning of year                                                        57,184,443       70,543,932
                                                                                          -------------    -------------
                    End of year                                                           $  56,318,393    $  57,184,443
                                                                                          =============    =============



Financial Highlights
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                       April 15,
from information provided in the financial statements.                                                          1991++ to
                                                                           For the Year Ended November 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                                  1995       1994      1993      1992       1991
Per Share           Net asset value, beginning of period               $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                               .0484      .0317     .0262     .0312      .0328
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0009     (.0002)    .0010     .0014      .0029
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                     .0493      .0315     .0272     .0326      .0357
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                            (.0484)    (.0317)   (.0262)   (.0312)    (.0328)
                      Realized gain on investments--net                 (.0004)    (.0002)   (.0004)   (.0020)    (.0029)*
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                   (.0488)    (.0319)   (.0266)   (.0332)    (.0357)
                                                                       -------    -------   -------   -------    -------
                    Net asset  value, end of period                    $  1.00    $  1.00   $  1.00   $  1.00    $  1.00
                                                                       =======    =======   =======   =======    =======
                    Total investment return                              4.99%      3.22%     2.69%     3.37%      5.58%**
                                                                       =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         distribution fees                                     .71%       .59%      .41%      .53%       .27%**
                                                                       =======    =======   =======   =======    =======
                    Expenses, net of reimbursement                        .83%       .71%      .53%      .65%       .39%**
                                                                       =======    =======   =======   =======    =======
                    Expenses                                             1.18%      1.06%      .96%     1.16%      1.55%**
                                                                       =======    =======   =======   =======    =======
                    Investment income and realized gain on
                    investments--net                                     4.89%      3.16%     2.66%     3.41%      5.45%**
                                                                       =======    =======   =======   =======    =======


Supplemental        Net assets, end of period (in thousands)           $56,318    $57,184   $70,544   $80,978    $94,301
Data:                                                                  =======    =======   =======   =======    =======


                  ++Commencement of Operations.
                   *Includes unrealized gain (loss).
                  **Annualized.


                    See Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Treasury securities in which the Fund invests are traded primarily in the over-the-counter markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in Treasury securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average daily net assets.

No fee payment will be made to MLAM during the period which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. For the year ended November 30, 1995, MLAM earned fees of $305,869, of which $214,109 was voluntarily waived.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which MLFD receives a fee from the Fund at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 1995, MLFD earned $73,258 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLPF&S, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period April 15, 1991 (commencement of operations) to November 30, 1991. These financial statements and the financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 5, 1996
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Merrill
Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 1995 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:


                                      Percentage of
For the                                  Federal
Quarter Ended                          Obligations*

February 28, 1995                          82.6%
May 31, 1995                               99.7%
August 31, 1995                            93.7%
November 30, 1995                          99.8%


Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 1995, 99.22% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.


[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.